                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the inclusion of our reports dated January 31, 2001, with respect to the consolidated financial statements, schedule and supplementary information of Time Warner Inc. ("Time Warner"), the consolidated financial statements and schedules of Time Warner Entertainment Company, L.P. and Warner Communications Inc., and the consolidated financial statements of American Television and Communications Corporation for the year ended December 31, 2000, in the Current Report on Form 8-K/A of AOL Time Warner dated January 11, 2001. Such Form 8-K/A is incorporated by reference in Registration Statement No. 333-79489 of America Online, Inc., and Registration Statement No. 333-61207 of Time Warner, and each of the following AOL Time Warner registration statements:

1) No. 333-53564              4) No. 333-53574             7) No. 333-53580
2) No. 333-53568              5) No. 333-53576             8) No. 333-54518
3) No. 333-53572              6) No. 333-53578


                                                /s/ Ernst & Young LLP


New York, New York
March 28, 2001

                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference of our report dated January 31, 2001, with respect to the consolidated financial statements of America Online, Inc. for the year ended December 31, 2000, included in the AOL Time Warner Inc. ("AOL Time Warner") Annual Report on Form 10-K, in the Current Report on Form 8-K/A of AOL Time Warner dated January 11, 2001. Such Form 8-K/A is incorporated by reference in each of the following AOL Time Warner registration statements:

1) No. 333-53564              4) No. 333-53574             7)  No. 333-53580
2) No. 333-53568              5) No. 333-53576             8)  No. 333-54518
3) No. 333-53572              6) No. 333-53578

                                                /s/ Ernst & Young LLP


McLean, Virginia
March 30, 2001